SCUDDER VARIABLE SERIES II
    Supplement to the Statement of Additional Information dated May 1, 2001


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                     SVS Dreman Financial Services Portfolio
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                     SVS Dreman High Return Equity Portfolio
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The  following  information  supplements  the  disclosure  contained  in  the  "
Investment Manager and Distributor - Fund Sub-Advisor for the Financial Services Portfolios and High Return Equity" section of the Statement of Additional Information:

Effective December 1, 2001, Dreman Value Management, L.L.C. ("DVM") the current subadvisor for SVS Dreman Financial Services Portfolio and SVS Dreman High Return Equity Portfolio, entered into new subadvisory agreements with Zurich Scudder Investments, Inc., the investment advisor. Pursuant to those agreements, Zurich Scudder Investments, Inc. has increased the subadvisory fee it pays to DVM for its services, payable monthly at the annual rate shown below:

Average Daily Net Assets                                         Annual Fee Rate
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All amounts                                                          0.3375%

The new  agreement  does  not  change  the  required  services  provided  by the subadvisor. In addition, the fees and expenses for SVS Dreman Financial Services Portfolio and SVS Dreman High Return Equity Portfolio will not change as a result of the increased subadvisory fee. The subadvisory fee is payable by Zurich Scudder Investments, Inc., not SVS Dreman Financial Services Portfolio or SVS Dreman High Return Equity Portfolio.





November 30, 2001